SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT SEPTEMBER 12, 1997 (DATE OF EARLIEST EVENT REPORTED)

                      GREENSTONE ROBERTS ADVERTISING, INC.

             (Exact name of registrant as specified in its charter)

                        Commission file number 000-17468

NEW YORK                                              11-2250305
(State or other jurisdiction of                      (IRS Employer
Incorporation or organization)                       Identification No.)

ONE HUNTINGTON QUADRANGLE
SUITE 1C14
MELVILLE, NEW YORK                                         11747
(Address of principal executive offices)                 (Zip Code)


                                 (516) 249-2121
               Registrant's telephone number, including area code
                         ------------------------------

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Item 5.  Other Events

     The Company has filed a counter lawsuit, in Pinellas County, Florida against Proven Edge, Inc. in Tampa, Florida for $1,258,346 for professional services and outside vendor reimbursements.

     The lawsuit was initiated after Proven Edge filed a claim for an unspecified amount against the Company for breach of contract.

     The Company believes that Proven Edge is fully obligated to pay the outside vendor charges which represent over 70% of all monies due. The remaining amount, which is for professional services, are the only monies in dispute. The Company intends to vigorously pursue all remedies including the reimbursement of legal fees and interest on the entire amount due.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Greenstone Roberts Advertising, Inc.

                               By: /S/ Leonard Schrift
                                   Name:   Leonard Schrift
                                   Title:  Executive Vice President
                                           and Chief Financial Officer


Date:    September 12, 1997